UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2010

___________

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)
16217 North May Avenue Edmond, OK (Address of principal executive offices)		73013 (Zip code)
(405) 242-4444 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Regulation FD Disclosure.

On April 19, 2010, the Compensation Committee of the Board of Directors of Bronco Drilling Company, Inc. (the “Company”) granted restricted stock awards to the Company’s Chairman and Chief Executive Officer, President, Executive Vice President of Operations, Chief Financial Officer and Chief Accounting Officer.  The Compensation Committee also approved an amended and restated employment agreement with Mr. Harrison, the Company’s Chairman and Chief Executive Officer, that was entered into on April 19, 2010.  Pursuant to the amendment, Mr. Harrison’s non-discretionary annual bonus of an amount not less than two-thirds of his annual base salary was eliminated, and his annual base salary was increased from $450,000 to $750,000.  The elimination of the non-discretionary bonus did not affect Mr. Harrison’s bonus for 2009.

In considering these changes, the Compensation Committee took into account, among other matters, the compensation practices at peer companies, each individual’s contributions to the Company, and the recommendations of the Chairman and Chief Executive Officer in relation to compensation of the Company’s President, Executive Vice President of Operations, Chief Financial Officer and Chief Accounting Officer.  In relation to the restricted stock awards, the Compensation Committee granted each of the Company’s Chairman and Chief Executive Officer, President and Executive Vice President of Operations, 200,000 shares for consummating the Company’s joint venture with Carso Infraestructura y Construccion, S.A.B. de C.V. and revolving credit facility with Banco Inbursa S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa.  All restricted stock awards were granted pursuant to the Company’s 2006 Equity Incentive Plan (the “Plan”), a copy of which is included as an exhibit to the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 15, 2010.

Restricted stock awards granted to the Company’s Chairman and Chief Executive Officer, President, Executive Vice President of Operations, Chief Financial Officer and Chief Accounting Officer were as follows:

Name	Number of Shares of Restricted Stock
D. Frank Harrison Chairman and Chief Executive Officer	334,000 (1)
Mark Dubberstein President	330,000 (2)
Zachary M. Graves Executive Vice President of Operations	330,000 (2)
Matthew S. Porter Chief Financial Officer, Treasurer and Secretary	50,000 (3)
Steven R. Starke Chief Accounting Officer	27,000 (3)

(1)
Of these shares, 50,000 vested on the date of grant, 50,000 vest on January 1, 2011, 44,667 vest on February 25, 2011, 50,000 vest on January 1, 2012, 44,667 vest on February 25, 2012, 50,000 vest on January 1, 2013, and 44,666 vest on February 25, 2013; however, all unvested shares will vest upon a Change of Control (as defined in the Plan).

(2)
Of these shares, 50,000 vested on the date of grant, 50,000 vest on January 1, 2011, 43,334 vest on February 25, 2011, 50,000 vest on January 1, 2012, 43,334 vest on February 25, 2012, 50,000 vest on January 1, 2013, and 43,333 vest on February 25, 2013; however, all unvested shares will vest upon a Change of Control.

(3)	Of these shares, one-third vest on February 25, 2011, one-third vest on February 25, 2012, and one-third vest on February 25, 2013; however, all unvested shares vest upon a Change of Control.

The description of Mr. Harrison’s amended and restated employment agreement set forth herein is a summary, is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed with this report and incorporated by reference herein.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit
10.1	Amended and Restated Employment Agreement, by and between Bronco Drilling Company, Inc. and Frank Harrison, dated as of April 19, 2010

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: April 21, 2010	By: /s/ MATTHEW S. PORTER Matthew S. Porter Chief Financial Officer

Exhibit Index

Number	Exhibit
10.1	Amended and Restated Employment Agreement, by and between Bronco Drilling Company, Inc. and Frank Harrison, dated as of April 19, 2010